PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

World stock markets were mixed in 1997. Some regions of the world were strong, while economic difficulties caused Japanese and other Asian markets to underperform significantly. The United States, Europe and Latin America all showed strong equity returns in 1997 as profit growth continued to positively surprise investors and falling inflation kept interest rates under control. During the latter part of 1997, the Southeast Asian currency crisis spread with a global impact, resulting in a general flight to safety. The hardest hit markets during the year were the emerging markets of Asia, including South Korea, Malaysia, Indonesia, Thailand and the Philippines. Japan also experienced a significant market decline. In Europe and the U.S., large capitalization growth stocks were prized, while any stock with significant exposure to Asia declined sharply.

Within this context, for the year ended December 31, 1997, First Investors Global Fund returned 8.0% on a net asset value basis for Class A shares and 7.4% for Class B shares compared to a return of 13.0% for the Lipper Mutual Fund Global Average. For 1997, the Fund declared a capital gain distribution of 67.9 cents per share on both classes and a dividend from net investment income of 2.7 cents per Class A share. Despite a cautious view on Southeast Asia and the resulting small weight in the Global Fund, security selection in Southeast Asia negatively impacted performance relative to the Lipper competitive group. An overweight position relative to the competition in Japan, particularly early in the year, also hurt relative returns. In contrast, benefiting Fund returns were investments in Europe and North America.

As of December 31, 1997, almost 44% of the Fund was invested in Europe. We view the economic and stock market dynamics in Europe as among the most positive in the world at this time. On a company by company basis, we find European managements increasingly focused on the bottom line. Global competition and the move to monetary union is accelerating this process, which in turn is increasing merger and acquisition activity, thus supporting equity prices. While European profits may be impacted somewhat by the Asian turmoil, the European economy has less exposure to Southeast Asia than do most other major regions of the world. Therefore, we believe that company profits in Europe should increase significantly in 1998 as economic growth continues to improve and currencies remain highly competitive. Meanwhile, tight fiscal policies and still relatively high unemployment keep inflation and interest rates in check. Low inflation, continued solid profits growth, monetary union and a new sense of shareholder value will support the European stock markets in our view. The Fund is participating in these positive stock market dynamics through investments in some of the world's major drug companies, such as BAYER, RHONE-POULENC and ROCHE HOLDINGS; financial services companies such as UNIDANMARK, ING GROEP and NORDBANKEN; as well as consumer staple companies like NESTLE and BASS PLC.

Approximately a third of the Fund was invested in North America with a 31% weight in the U.S. and the remainder in Canada. Given the global market turmoil, we believe U.S. and Canadian equities will perform relatively well. Thus, we anticipate decreasing the Fund's commitment to this region only very gradually as hard evidence can be obtained that positive events are unfolding elsewhere. Our major concern for the U.S. is the deteriorating profits outlook from a very strong U.S. dollar, weak Asian demand and decelerating domestic growth. In the near-term, however, we believe this will be offset by the positive fundamentals of falling U.S. bond yields and low inflation. Investments in the U.S. have focused on large capitalization stocks with reliable earnings derived from strong management and well established products. AMERICAN EXPRESS, GENERAL ELECTRIC, WAL-MART and HEWLETT-PACKARD are core holdings in the U.S.

FIRST INVESTORS GLOBAL FUND, INC.

Investments in the Japanese stock market accounted for only 7% of the Fund's assets. This low level of investment is reflective of our cautious view of the economic health of Japan over the near-term. We do not yet see a catalyst for a broad based rally in Japan. For that to happen, the government must put in place meaningful measures to stimulate private consumption growth through a permanent income tax cut. We also need to see an environment where further changes in both the regulatory framework and company management attitudes allow for the efficient use of capital through an unwinding of cross share holdings and a real possibility of increased merger and acquisition activity. December's announcement of plans to help recapitalize their financial system was a step (albeit small) in the right direction. The Fund's strategy in Japan going forward is two-fold: First, to add defensive stocks by adding particularly well-positioned exporters such as ROHM, the electrical components maker and SONY, the consumer electronics giant; and also domestic defensives such as NTT, the giant telecommunications company and UNICHARM, a producer of baby-diapers and other consumer products. Second, in recognition of the long-term opportunity from some well-positioned domestic companies, the Fund intends to maintain a reduced commitment to companies sensitive to the domestic economy. While better growth will take some time to materialize, these securities are available at extremely attractive valuations and have significant upside from here. Investments in the remaining developed markets of Asia (Australia, New Zealand, Hong Kong and Singapore) represented 5% of the Fund's assets.

We became increasingly conservative in our emerging markets stance during 1997 as there remain many real problems to be solved, bankruptcies and defaults to come, difficulties in policy implementation and uncertain politics. At year-end, emerging markets accounted for only 4% of the Fund, with less than one percent in emerging Asian markets and the remainder in Latin America. Although there is some further spill-over risk from Asian woes into Latin America, we see stronger economic growth there, and few excesses, with quite reasonable valuations.

Looking forward, 1998 is likely to be a year with significant regional divergences--as witnessed both in economic growth as well as in the strength of each country's stock market. In this environment, we believe the Fund is well-positioned to benefit from the positive European dynamics we see unfolding. We have also increased the defensive posture of the Fund's investment in the rest of the world. As always, it is important to remember that stock markets tend to be cyclical with periods when stock prices generally rise and periods when stock prices generally decline. There are also currency risks as well as country specific political and economic risks to investing internationally. While there is a fair degree of diversification across markets and companies in the Fund, diversification cannot totally protect from falling stock prices. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the markets.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Trond Skramstad

Trond Skramstad
Portfolio Manager

January 30, 1998

CUMULATIVE PERFORMANCE INFORMATION
FIRST INVESTORS GLOBAL FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Global Fund, Inc. (Class A shares) and the Morgan Stanley World Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           GLOBAL FUND             MORGAN STANLEY WORLD INDEX
Jan-88                                     9,375                        10,000
Dec-88                                    10,876                        12,394
Dec-89                                    14,971                        14,527
Dec-90                                    13,141                        12,129
Dec-91                                    15,355                        14,430
Dec-92                                    14,620                        13,759
Dec-93                                    17,979                        16,943
Dec-94                                    17,299                        17,891
Dec-95                                    20,383                        21,702
Dec-96                                    23,324                        24,741
Dec-97                                    25,185                        28,452
                   Average Annual Total Returns*
                                                                        S.E.C.
Class A shares                       N.A.V. Only                  Standardized
One Year                                   7.98%                         1.22%
Five Years                                11.49%                        10.06%
Ten Years                                 10.40%                         9.68%
Class B shares
One Year                                   7.36%                         3.36%
Since Inception
(1/12/95)                                 13.22%                        12.42%

THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS GLOBAL FUND, INC. (CLASS A SHARES) BEGINNING 1/1/88 WITH A THEORETICAL INVESTMENT IN THE MORGAN STANLEY WORLD INDEX. THE MORGAN STANLEY WORLD INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF STOCK MARKETS IN THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE INDEX CONSISTS OF APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE COVERED STOCK EXCHANGES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE PERIOD ENDED 12/31/97) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93 AND 12/29/89, THE MAXIMUM SALES CHARGES WERE 6.9% AND 7.25%, RESPECTIVELY). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST YEAR). RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORGAN STANLEY WORLD INDEX FIGURES FROM MORGAN STANLEY & COMPANY, INC. AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1997

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               COMMON STOCKS--91.9%
               UNITED STATES--30.8%
      26,800   Abbott Laboratories                                $  1,757,075     $    61
      63,000   American Express Company                              5,622,750         195
      24,495   American International Group, Inc.                    2,663,831          93
      80,000   *Analog Devices, Inc.                                 2,215,000          77
      42,000   Boeing Company                                        2,055,375          71
      67,500   *Cisco Systems, Inc.                                  3,763,125         131
      19,850   Citicorp                                              2,509,784          87
      14,500   Coca-Cola Company                                       966,062          34
      26,125   CVS Corporation                                       1,673,633          58
      37,480   Du Pont (E.I.) de Nemours & Company                   2,251,142          78
      26,450   Duke Energy Corporation                               1,464,669          51
      46,000   Exxon Corporation                                     2,814,625          98
      33,500   Fannie Mae                                            1,911,594          66
      30,000   First Data Corporation                                  877,500          31
      40,000   Gannett Company, Inc.                                 2,472,500          86
      56,400   General Electric Company                              4,138,350         144
      21,000   Gillette Company                                      2,109,187          73
      30,000   Hertz Corporation - Class "A"                         1,207,500          42
      52,000   Hewlett-Packard Company                               3,250,000         113
      36,000   Home Depot, Inc.                                      2,119,500          74
      23,840   Intel Corporation                                     1,674,760          58
      43,500   Johnson & Johnson                                     2,865,563         100
      25,225   Kimberly-Clark Corporation                            1,243,908          43
      14,583   Lucent Technologies, Inc.                             1,164,817          41
      53,900   McDonald's Corporation                                2,573,725          89
      12,400   *Microsoft Corporation                                1,602,700          56
      34,400   *Mirage Resorts, Inc.                                   782,600          27
      36,500   *PeopleSoft, Inc.                                     1,423,500          49
      16,400   Pfizer, Inc.                                          1,222,825          43
      69,000   Pharmacia & Upjohn, Inc.                              2,527,125          88
      27,280   Procter & Gamble Company                              2,177,285          76
      32,300   SBC Communications, Inc.                              2,365,975          82
      30,400   Schlumberger, Ltd.                                    2,447,200          85
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               UNITED STATES (continued)
      44,850   Southwest Airlines Company                         $  1,104,431     $    38
      53,000   State Street Corporation                              3,083,938         107
      51,300   Travelers Group, Inc.                                 2,763,788          96
      35,000   Unocal Corporation                                    1,358,438          47
      85,000   Wal-Mart Stores, Inc.                                 3,352,188         117
      19,500   Walt Disney Company                                   1,931,719          67
      25,000   Warner-Lambert Company                                3,100,000         108
------------------------------------------------------------------------------------------
                                                                    88,609,687       3,080
------------------------------------------------------------------------------------------
               UNITED KINGDOM--11.8%
     173,500   Associated British Foods PLC                          1,487,329          52
     117,800   Bank of Scotland                                      1,067,987          37
      97,700   Bass PLC                                              1,504,668          52
     370,400   *Billiton PLC                                           950,743          33
     168,405   BOC Group PLC                                         2,788,938          97
     148,300   British Petroleum PLC                                 1,952,103          68
     399,000   BTR PLC                                               1,207,972          42
     115,800   Burmah Castrol PLC                                    2,013,970          70
     234,000   Carlton Communications PLC                            1,801,894          63
     581,069   Cookson Group PLC                                     1,869,125          65
     140,000   Diageo PLC                                            1,286,530          45
      74,500   HSBC Holdings PLC                                     1,841,186          64
     187,000   Johnson Matthey PLC                                   1,676,904          58
     188,345   PowerGen PLC                                          2,463,722          86
     170,000   Rank Group PLC                                          975,511          34
     120,800   Reckitt & Colman PLC                                  1,898,191          66
     184,218   Royal & Sun Alliance Insurance Group PLC              1,848,978          64
     131,000   Royal Bank of Scotland Group PLC                      1,666,176          58
     102,200   Zeneca Group PLC                                      3,593,567         125
------------------------------------------------------------------------------------------
                                                                    33,895,494       1,179
------------------------------------------------------------------------------------------
               JAPAN--7.3%
     114,000   Aisin Seiki Company, Ltd.                             1,183,651          41
      93,000   Bank Tokyo - Mitsubishi, Ltd.                         1,287,483          45
------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1997

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               JAPAN (continued)
      76,000   Daiwa Securities Company, Ltd.                     $    263,028     $     9
      72,000   Eisai Company, Ltd.                                   1,101,974          38
      32,000   Exedy Corporation                                       243,405           8
      37,000   Fuji Machine Manufacturing Company                      896,392          31
      38,000   Fujisawa Pharmacy Company, Ltd.                         333,176          12
      18,000   Fukuda Denshi, Ltd.                                     184,124           6
      83,000   Hitachi Company, Ltd.                                   593,666          21
     178,000   JGC Corporation                                         376,470          13
      20,000   Mabuchi Motor Company, Ltd.                           1,019,834          35
      32,000   Maruichi Steel Tube, Ltd.                               391,318          14
      27,200   Matsumotokiyoshi Company, Ltd.                        1,045,984          36
      88,000   Matsushita Electric Industrial Company, Ltd.          1,292,711          45
     434,000   *Mazda Motor Corporation                              1,034,743          36
      17,100   Meiwa Estate Company, Ltd.                              128,754           4
      30,000   Murata Manufacturing Company, Ltd.                      756,798          26
      46,000   Namco, Ltd.                                           1,340,859          47
      22,000   Nomura Securities Company, Ltd.                         294,413          10
     209,000   Okumura Corporation                                     498,298          17
       8,900   Otsuka Kagu, Ltd.                                       321,716          11
     226,000   Sakura Bank, Ltd.                                       648,326          23
      40,000   Sanwa Bank, Ltd.                                        406,084          14
       1,100   Sawako Corporation                                        7,276          --
      33,600   Shimachu                                                529,758          18
       9,000   Sony Corporation                                        802,946          28
      48,500   Sony Music Entertainment, Inc.                        1,790,474          62
      20,000   Square Company, Ltd.                                    556,832          19
     258,000   Sumitomo Rubber Industries, Inc.                      1,093,327          38
      83,000   Toyo Ink Manufacturing Company, Ltd.                    146,819           5
      83,000   Yamato Kogyo Company, Ltd.                              501,104          17
------------------------------------------------------------------------------------------
                                                                    21,071,743         729
------------------------------------------------------------------------------------------
               FRANCE--6.5%
      44,500   Assurances Generales de France                        2,358,936          82
      31,170   Banque Nationale de Paris                             1,657,496          58
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               FRANCE (continued)
       9,036   Compagnie de Saint Gobain                          $  1,284,234     $    45
      13,010   Credit Commercial de France                             892,079          31
      29,908   Groupe Havas SA                                       2,152,667          75
      10,050   Peugeot SA                                            1,267,972          44
      73,122   Rhone-Poulenc SA - Series "A"                         3,276,948         114
      12,047   Societe Generale Paris                                1,642,082          57
      19,950   Societe Nationale Elf Aquitaine SA                    2,321,362          81
      16,367   Total SA - Class "B"                                  1,782,019          62
------------------------------------------------------------------------------------------
                                                                    18,635,795         649
------------------------------------------------------------------------------------------
               GERMANY--5.2%
      98,800   Bayer AG                                              3,667,812         128
      26,000   Degussa AG                                            1,286,953          45
      47,220   Deutsche Lufthansa AG                                   887,651          31
       6,070   Karstadt AG                                           2,099,805          73
       9,110   MAN AG                                                2,632,109          92
       4,285   Mannesmann AG                                         2,166,280          75
     122,300   *Metallgesellschaft AG                                2,237,796          78
------------------------------------------------------------------------------------------
                                                                    14,978,406         522
------------------------------------------------------------------------------------------
               CANADA--3.5%
      44,500   Alcan Aluminium, Ltd.                                 1,225,210          43
      68,300   Canadian Imperial Bank of Commerce                    2,123,904          74
      55,700   Canadian National Railway Company                     2,631,825          91
      98,500   Canadian Pacific, Ltd.                                2,684,125          93
      71,900   Canwest Global Communications Corporation - Class
                 "A"                                                 1,294,200          45
------------------------------------------------------------------------------------------
                                                                     9,959,264         346
------------------------------------------------------------------------------------------
               SWITZERLAND--3.4%
         240   *Ciba Specialty Chemicals Holding, Inc.                  28,631           1
       2,390   Holderbank Financiere Glarus AG                       1,953,226          68
       2,216   Nestle AG Regd                                        3,325,783         116
         460   Roche Holdings AG - Genusscheine                      4,574,608         159
------------------------------------------------------------------------------------------
                                                                     9,882,248         344
------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1997

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               NETHERLANDS--3.0%
      12,040   Akzo-Nobel NV                                      $  2,076,324     $    72
      94,769   ING Groep NV                                          3,992,286         139
      40,000   PolyGram NV                                           1,913,944          67
       9,500   Unilever NV-CVA                                         585,775          20
------------------------------------------------------------------------------------------
                                                                     8,568,329         298
------------------------------------------------------------------------------------------
               SWEDEN--2.7%
      36,070   ForeningsSparbanken AB - Class "A"                      820,560          29
     743,400   *Nordbanken Holding AB                                4,206,826         146
      77,000   Pharmacia & Upjohn, Inc.                              2,833,746          99
------------------------------------------------------------------------------------------
                                                                     7,861,132         274
------------------------------------------------------------------------------------------
               ITALY--2.4%
      70,300   Arnaldo Mondadori Editore SpA                           552,699          19
      88,600   Istituto Bancario San Paolo Di Torino                   846,910          29
     846,222   Telecom Italia SpA                                    5,408,543         188
------------------------------------------------------------------------------------------
                                                                     6,808,152         236
------------------------------------------------------------------------------------------
               AUSTRALIA--1.9%
     208,050   Amcor, Ltd.                                             915,004          32
     160,000   Australian & New Zealand Banking Group, Ltd.          1,057,086          37
     184,338   Boral, Ltd.                                             466,006          16
     140,156   Broken Hill Proprietary, Ltd.                         1,301,320          45
     545,545   Goodman Fielder, Ltd.                                   867,307          30
      97,904   ICI Australia, Ltd.                                     685,749          24
      54,000   News Corporation, Ltd.                                  298,010          10
------------------------------------------------------------------------------------------
                                                                     5,590,482         194
------------------------------------------------------------------------------------------
               FINLAND--1.9%
      70,100   Kesko                                                 1,109,655          39
     160,000   Metsa-Serla OY - Class "B"                            1,248,736          43
      31,300   Nokia Corporation - Class "A" (ADR)                   2,191,000          76
      61,800   Rauma OY                                                964,649          34
------------------------------------------------------------------------------------------
                                                                     5,514,040         192
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               DENMARK--1.8%
      69,300   Unidanmark A/S - Class "A" Regd                    $  5,090,813     $   177
------------------------------------------------------------------------------------------
               SPAIN--1.4%
      27,600   Banco Popular Espanol SA                              1,928,544          67
      30,600   Endesa SA                                               543,073          19
      47,800   Endesa SA (ADR)                                         869,362          30
       7,800   Telefonica de Espana (ADR)                              710,287          25
------------------------------------------------------------------------------------------
                                                                     4,051,266         141
------------------------------------------------------------------------------------------
               HONG KONG--1.4%
     235,000   Hutchison Whampoa, Ltd.                               1,473,990          51
      83,000   Hysan Development Company, Ltd.                         165,494           6
     238,000   New World Development Company, Ltd.                     823,194          29
     146,400   Sun Hung Kai Properties, Ltd.                         1,020,291          35
   3,630,000   Tingyi Holding Company                                  472,989          16
------------------------------------------------------------------------------------------
                                                                     3,955,958         137
------------------------------------------------------------------------------------------
               IRELAND--1.2%
      85,046   Allied Irish Banks PLC                                  812,606          28
     990,289   Jefferson Smurfit Group PLC                           2,753,697          96
------------------------------------------------------------------------------------------
                                                                     3,566,303         124
------------------------------------------------------------------------------------------
               SINGAPORE--.9%
     285,750   Keppel Corporation, Ltd.                                820,817          29
     270,000   Keppel Fels, Ltd.                                       753,138          26
     182,000   Keppel Land, Ltd.                                       250,596           9
     210,000   Overseas Union Bank, Ltd. Foreign Redg                  803,880          28
------------------------------------------------------------------------------------------
                                                                     2,628,431          92
------------------------------------------------------------------------------------------
               BRAZIL--.9%
      30,000   Centrais Electricas Brasileiras SA - Electrobras
                 (ADR)                                                 745,953          26
  17,435,000   Telecomunicacoes Brasileiras SA - Telebras            1,772,965          62
------------------------------------------------------------------------------------------
                                                                     2,518,918          88
------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1997

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               NEW ZEALAND--.7%
     500,224   Brierley Investments, Ltd.                         $    357,260     $    12
     390,000   Carter Holt Harvey, Ltd.                                602,355          21
      27,450   Telecom Corporation of New Zealand, Ltd. (ADR)        1,063,687          37
------------------------------------------------------------------------------------------
                                                                     2,023,302          70
------------------------------------------------------------------------------------------
               NORWAY--.7%
     109,000   Saga Petroleum ASA - Series "A"                       1,877,732          65
------------------------------------------------------------------------------------------
               MEXICO--.6%
      41,400   *Grupo Televisa SA                                      805,731          28
     215,000   Kimberly Clark de Mexico - Class "A"                  1,018,734          35
------------------------------------------------------------------------------------------
                                                                     1,824,465          63
------------------------------------------------------------------------------------------
               ARGENTINA--.6%
     123,700   Banco de Galicia Buenos Aires SA - Class "B"            791,816          28
      24,900   Telefonica de Argentina SA - Class "B" (ADR)            927,525          32
------------------------------------------------------------------------------------------
                                                                     1,719,341          60
------------------------------------------------------------------------------------------
               AUSTRIA--.5%
      10,000   OMV AG                                                1,383,306          48
------------------------------------------------------------------------------------------
               CHILE--.2%
      28,800   Embotelladora Andina SA - Series "B" (ADR)              559,800          19
------------------------------------------------------------------------------------------
               PHILIPPINES--.2%
      64,800   Metropolitan Bank & Trust Company                       442,565          15
------------------------------------------------------------------------------------------
               CHINA--.1%
      33,100   *China Southern Airlines Company, Ltd. - Class
                 "H" (ADR)                                             436,506          15
------------------------------------------------------------------------------------------
               INDIA--.1%
      15,600   Ranbaxy Laboratories, Ltd. (GDR)                        399,750          14
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
                                                                                $10,000 OF
      SHARES   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               MALAYSIA--.1%
     197,000   Renong BHD                                         $     91,093     $     3
     100,500   Sime Darby Berhad                                        96,560           3
------------------------------------------------------------------------------------------
                                                                       187,653           6
------------------------------------------------------------------------------------------
               THAILAND--.1%
     402,547   Land & House Public Company, Ltd. Foreign Regd           80,228           3
      23,943   Siam City Cement Public Company, Ltd. Foreign
                 Regd                                                   24,862           1
       5,800   Siam Commercial Bank Public Company, Ltd. Foreign
                 Regd                                                    6,625          --
      30,500   Thai Farmers Bank Public Company, Ltd. Foreign
                 Regd                                                   55,425           2
------------------------------------------------------------------------------------------
                                                                       167,140           6
------------------------------------------------------------------------------------------
               INDONESIA--.0%
     816,000   PT Kalbe Farma                                          144,758           5
------------------------------------------------------------------------------------------
               TOTAL VALUE OF COMMON STOCKS (cost $225,293,465)    264,352,779       9,188
------------------------------------------------------------------------------------------
               PREFERRED STOCKS--2.5%
               BRAZIL--1.1%
      27,300   Aracruz Celulose SA - Class "B" (ADR)                   392,437          13
  15,229,000   Companhia Energetic de Minas Gerais (CEMIG)             660,939          23
     462,900   *Companhia Riograndense de Telecomunicacoes -
                 Class "A"                                             570,321          20
   4,190,000   Petroleo Brasileiro SA - Petrobras                      979,622          34
   2,257,000   Telecomunicacoes de Sao Paulo SA                        600,588          21
      23,000   *Vale Do Rio Doce - Class "B"                                --          --
------------------------------------------------------------------------------------------
                                                                     3,203,907         111
------------------------------------------------------------------------------------------
               DENMARK--1.0%
      60,800   *ProSieben Media AG                                   2,789,698          97
------------------------------------------------------------------------------------------
               GERMANY--.4%
      17,530   Hornbach Holdings AG                                  1,208,935          42
------------------------------------------------------------------------------------------
               TOTAL VALUE OF PREFERRED STOCKS (cost $7,450,920)     7,202,540         250
------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1997

------------------------------------------------------------------------------------------
                                                                                    AMOUNT
                                                                                  INVESTED
                                                                                  FOR EACH
   PRINCIPAL                                                                    $10,000 OF
      AMOUNT   SECURITY                                                  VALUE  NET ASSETS
------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT--6.3%
     $18,300M  Lehman Brothers, Inc., 6.57%, 1/2/98,
                 (collateralized by U.S. Treasury Strip, due
                 8/15/07, valued at $19,173,897)
                 (cost $18,300,000)                               $ 18,300,000     $   636
------------------------------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS (cost $251,044,385)            100.7%   289,855,319      10,074
EXCESS OF LIABILITIES OVER OTHER ASSETS                     (.7)    (2,139,235)        (74)
------------------------------------------------------------------------------------------
NET ASSETS                                                100.0%  $287,716,084     $10,000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

* Non-income producing

                       See notes to financial statements

PORTFOLIO OF INVESTMENTS
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1997

Sector diversification of the portfolio was as follows:

--------------------------------------------------------------------
                                            PERCENTAGE
SECTOR                                   OF NET ASSETS         VALUE
--------------------------------------------------------------------
Banks..................................           12.4% $ 35,690,181
Drugs..................................           10.1    29,104,776
Media..................................            5.8    16,613,650
Energy Sources.........................            5.2    15,099,871
Insurance..............................            4.7    13,627,819
Retail Trade...........................            4.6    13,139,458
Telephone..............................            4.5    12,819,303
Food/Beverage/Tobacco..................            3.9    11,377,959
Machinery & Manufacturing..............            3.5    10,105,198
Metals & Minerals......................            3.3     9,383,609
Chemicals..............................            3.1     8,970,125
Financial Services.....................            2.9     8,449,045
Household Products.....................            2.9     8,447,305
Travel & Leisure.......................            2.8     8,101,283
Communication Equipment................            2.5     7,118,942
Electric Utilities.....................            2.3     6,747,718
Electronics............................            2.3     6,532,935
Transportation.........................            2.1     6,136,767
Paper/Forest Products..................            2.1     5,912,229
Electrical Equipment...................            1.8     5,158,184
Computers & Office Equipment...........            1.8     5,119,125
Automotive.............................            1.7     4,823,098
Software Services......................            1.5     4,460,532
Business Services......................            1.1     3,245,613
Energy Services........................            1.1     3,200,338
Entertainment Products.................             .9     2,593,420
Real Estate Companies..................             .9     2,468,557
Aerospace/Defense......................             .7     2,055,375
Medical Products.......................             .7     1,941,199
Pipeline...............................             .5     1,383,306
Healthcare.............................             .4     1,222,825
Housing................................             .2       505,574
Repurchase Agreement...................            6.4    18,300,000
--------------------------------------------------------------------
TOTAL VALUE OF INVESTMENTS                       100.7   289,855,319
EXCESS OF LIABILITIES OVER OTHER ASSETS            (.7)   (2,139,235)
--------------------------------------------------------------------
NET ASSETS                                       100.0% $287,716,084
--------------------------------------------------------------------
--------------------------------------------------------------------

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1997

----------------------------------------------------------------------------------------
ASSETS
Investments in securities, at value (identified cost
  $251,044,385) (Note 1A)...................................                $289,855,319
Cash........................................................                     118,713
Receivables:
  Investment securities sold................................                   1,594,905
  Dividends and interest....................................                     568,693
  Capital shares sold.......................................                     286,080
Other assets................................................                      20,335
                                                                            ------------
Total Assets................................................                 292,444,045
LIABILITIES
Payables:
  Investment securities purchased...........................  $  3,143,437
  Dividend payable..........................................       540,447
  Capital shares redeemed...................................       538,262
  Forward currency contracts (Note 4).......................        17,209
Accrued advisory fee........................................       250,481
Accrued expenses............................................       238,125
                                                              ------------
Total Liabilities...........................................                   4,727,961
                                                                            ------------
NET ASSETS (Note 5):
  Class A (43,220,258 shares outstanding)...................   277,218,811
  Class B (1,664,281 shares outstanding)....................    10,497,273  $287,716,084
                                                              ------------
                                                                            ------------
                                                                            ------------
NET ASSETS CONSIST OF:
Capital paid in.............................................                $254,423,430
Accumulated net investment deficit..........................                     (92,005)
Accumulated net realized loss on investments and foreign
  currency transactions.....................................                  (5,414,909)
Net unrealized appreciation of investments and foreign
  currency transactions.....................................                  38,799,568
                                                                            ------------
Total.......................................................                $287,716,084
                                                                            ------------
                                                                            ------------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE - CLASS A....                       $6.41
                                                                                  ------
                                                                                  ------

MAXIMUM OFFERING PRICE PER SHARE - CLASS A ($6.41/.9375)*...                       $6.84
                                                                                  ------
                                                                                  ------

NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B (Note
  5)........................................................                       $6.31
                                                                                  ------
                                                                                  ------

* On purchases of $25,000 or more, the sales charge is reduced.

                       See notes to financial statements

STATEMENT OF OPERATIONS
FIRST INVESTORS GLOBAL FUND, INC.
Year Ended December 31, 1997

--------------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
  Dividends (net of $204,776 foreign withholding taxes).....               $ 5,981,344
  Interest..................................................                   453,087
                                                                           -----------
Total income................................................                 6,434,431
Expenses (Notes 1 and 3):
  Advisory fee..............................................  $ 2,883,822
  Shareholder servicing costs...............................      950,417
  Distribution plan expenses - Class A......................      840,610
  Distribution plan expenses - Class B......................       81,788
  Custodian fees and expenses...............................      365,174
  Professional fees.........................................       53,813
  Reports and notices to shareholders.......................       51,115
  Other expenses............................................       79,238
                                                              -----------
Total expenses..............................................                 5,305,977
                                                                           -----------
Net investment income.......................................                 1,128,454
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS (Note 2):
Net realized gain (loss) from:
  Investments...............................................   22,086,733
  Foreign currency transactions.............................     (147,880)  21,938,853
                                                              -----------
Net unrealized depreciation of:
  Investments...............................................   (1,712,389)
  Foreign currency transactions.............................      (11,342)  (1,723,731)
                                                              -----------
                                                                           -----------
Net gain from investments and foreign currencies............                20,215,122
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $21,343,576
                                                                           -----------
                                                                           -----------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FIRST INVESTORS GLOBAL FUND, INC.

----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31                                                1997          1996
------------------------------------------------------------  ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................  $  1,128,454  $  1,218,304
  Net realized gain on investments and foreign currency
    transactions............................................    21,938,853    35,356,971
  Net unrealized depreciation of investments and foreign
    currency transactions...................................    (1,723,731)   (2,639,850)
                                                              ------------  ------------
    Net increase in net assets resulting from operations....    21,343,576    33,935,425
                                                              ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income - Class A...........................    (1,053,231)   (1,513,003)
  Net investment income - Class B...........................            --       (12,327)
  Net realized gains - Class A..............................   (26,486,799)  (31,032,925)
  Net realized gains - Class B..............................    (1,019,942)     (636,439)
                                                              ------------  ------------
    Total distributions.....................................   (28,559,972)  (33,194,694)
                                                              ------------  ------------
CAPITAL SHARE TRANSACTIONS (a)
Class A:
  Proceeds from shares sold.................................    35,195,348    36,352,940
  Value of distributions reinvested.........................    27,005,495    31,943,902
  Cost of shares redeemed...................................   (41,510,319)  (34,487,088)
                                                              ------------  ------------
                                                                20,690,524    33,809,754
                                                              ------------  ------------
Class B:
  Proceeds from shares sold.................................     5,760,337     4,040,306
  Value of distributions reinvested.........................     1,014,030       645,589
  Cost of shares redeemed...................................      (964,600)     (449,042)
                                                              ------------  ------------
                                                                 5,809,767     4,236,853
                                                              ------------  ------------
  Net increase from capital share transactions..............    26,500,291    38,046,607
                                                              ------------  ------------
    Net increase in net assets..............................    19,283,895    38,787,338
NET ASSETS
  Beginning of year.........................................   268,432,189   229,644,851
                                                              ------------  ------------
  End of year (including accumulated net investment deficit
    of $92,005 and $15,418, respectively)...................  $287,716,084  $268,432,189
                                                              ------------  ------------
                                                              ------------  ------------
(a)CAPITAL SHARES ISSUED AND REDEEMED
Class A:
  Sold......................................................     4,989,223     5,281,102
  Issued for distributions reinvested.......................     4,213,026     4,847,330
  Redeemed..................................................    (5,897,153)   (4,942,141)
                                                              ------------  ------------
  Net increase in Class A capital shares outstanding........     3,305,096     5,186,291
                                                              ------------  ------------
                                                              ------------  ------------
Class B:
  Sold......................................................       820,925       585,922
  Issued for distributions reinvested.......................       160,702        99,169
  Redeemed..................................................      (138,029)      (64,422)
                                                              ------------  ------------
  Net increase in Class B capital shares outstanding........       843,598       620,669
                                                              ------------  ------------
                                                              ------------  ------------

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS GLOBAL FUND, INC.

1. SIGNIFICANT ACCOUNTING POLICIES--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The objective of the Fund is primarily to seek long-term capital growth and secondarily to earn a reasonable level of current income.

A. Security Valuation--A security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange where the security is principally traded prior to the time when assets are valued. If no sale is reported at that time, the mean between the current bid and asked prices is used. Securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked prices. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers and other available information in determining value. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in the manner specifically authorized by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

C. Foreign Currency Translations--The books and records are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized gains are generally declared and paid annually. The timing and characterization of income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and post-October capital losses.

E. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS GLOBAL FUND, INC.

F. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. SECURITIES TRANSACTIONS--For the year ended December 31, 1997, purchases and sales of investment securities, excluding foreign currencies and repurchase agreements, aggregated $192,000,629 and $204,539,938, respectively.

At December 31, 1997, the cost of investments for federal income tax purposes was $251,044,385. Accumulated net unrealized appreciation on investments was $38,810,934 consisting of $57,650,910 gross unrealized appreciation and $18,839,976 gross unrealized depreciation.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM"), and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts.
Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or FIC. Effective January 1, 1998, independent directors will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .91% on average daily net assets over $750 million.

During the year ended December 31, 1997, FIC, as underwriter, received $1,410,014 in commissions after allowing $5,856 to other dealers. Shareholder servicing costs included $631,029 in transfer agent fees paid to ADM and $224,900 in IRA custodian fees paid to FFS.

Wellington Management Company serves as investment subadviser to the Fund. The subadviser is paid by FIMCO and not by the Fund.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. FORWARD CURRENCY CONTRACTS--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The following forward currency contracts were outstanding at December 31, 1997:

                                                                               Unrealized
Contracts to Buy Foreign Currency     In Exchange for   Settlement Date       Gain (Loss)
------------------------------------  ----------------  ---------------  ----------------
   635,507       Australian Dollar    U.S.$    413,944           1/2/98  U.S.$     (3,071)
   524,261       Deutsche Mark                 291,573           1/2/98            (4,053)
42,914,244       Spanish Peseta                281,560           1/2/98            (4,363)
   137,591       Australian Dollar              89,650           1/5/98              (954)
 8,709,208       Japanese Yen                   66,983           1/5/98                45
 1,172,228       Netherlands Guilder           578,243           1/6/98            (3,076)
   516,568       Deutsche Mark                 287,294           1/6/98            (1,517)
 2,053,130       Japanese Yen                   15,791           1/6/98               (66)
   744,919       Japanese Yen                    5,728           1/7/98                --
 1,730,847       French Franc                  287,713          1/30/98            (1,963)
                                      ----------------                   ----------------
                                      U.S.$  2,318,479                   U.S.$    (19,018)
                                      ----------------                   ----------------

Contracts to Sell Foreign Currency
------------------------------------
   146,615       Malaysian Ringit     U.S.$     37,667           1/2/98  U.S.$        494
    60,786       Hong Kong Dollar                7,845           1/2/98                (2)
   674,520       Hong Kong Dollar               87,054           1/5/98                (8)
   139,931       Singapore Dollar               83,048           1/5/98               743
   153,675       Malaysian Ringit               39,481           1/5/98               (37)
   130,178       Singapore Dollar               77,260           1/6/98               296
   114,688       New Zealand Dollar             66,594           1/6/98               109
    87,564       Australian Dollar              57,054           1/6/98               257
   153,992       Malaysian Ringit               39,563           1/6/98               (57)
   178,841       Singapore Dollar              106,141           1/7/98               (10)
   150,412       Australian Dollar              98,004           1/7/98                80
   309,353       Malaysian Ringit               79,477           1/7/98                48
   109,715       New Zealand Dollar             63,707           1/7/98               126
   110,877       New Zealand Dollar             64,381           1/8/98              (206)
     9,077       British Pound                  14,935           1/8/98               (24)
                                      ----------------                   ----------------
                                      U.S.$    922,211                   U.S.$      1,809
                                      ----------------                   ----------------
                     Unrealized Loss on Forward Currency Contracts       U.S.$    (17,209)
                                                                         ----------------
                                                                         ----------------

NOTES TO FINANCIAL STATEMENTS
FIRST INVESTORS GLOBAL FUND, INC.

5. CAPITAL--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 100,000,000 shares originally authorized, the Fund has designated 65,000,000 shares as Class A and 35,000,000 shares as Class B.

FINANCIAL HIGHLIGHTS
FIRST INVESTORS GLOBAL FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

-------------------------------------------------------------------------------------------------------
                                                        Class A                         Class B
                                         --------------------------------------  ----------------------
Year Ended December 31                     1997    1996    1995    1994    1993    1997    1996   1995*
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Year.....  $ 6.59  $ 6.57  $ 5.84  $ 6.27  $ 5.11  $ 6.51  $ 6.54  $ 5.76
                                         ------  ------  ------  ------  ------  ------  ------  ------
Income from Investment Operations
  Net investment income (loss).........    .029    .036    .035    .028    .014   (.007)  (.007)   .027
  Net realized and unrealized gain
    (loss) from investments and foreign
    currency
    transactions.......................    .497    .912   1.006   (.265)  1.160    .486    .879   1.056
                                         ------  ------  ------  ------  ------  ------  ------  ------
    Total from Investment Operations...    .526    .948   1.041   (.237)  1.174    .479    .872   1.083
                                         ------  ------  ------  ------  ------  ------  ------  ------
Less Distributions from:
  Net investment income................    .027    .043    .036    .028    .014      --    .017    .028
  Net realized gain from investments...    .679    .885    .275    .165      --    .679    .885    .275
                                         ------  ------  ------  ------  ------  ------  ------  ------
    Total Distributions................    .706    .928    .311    .193    .014    .679    .902    .303
                                         ------  ------  ------  ------  ------  ------  ------  ------
Net Asset Value, End of Year...........  $ 6.41  $ 6.59  $ 6.57  $ 5.84  $ 6.27  $ 6.31  $ 6.51  $ 6.54
                                         ------  ------  ------  ------  ------  ------  ------  ------
                                         ------  ------  ------  ------  ------  ------  ------  ------
TOTAL RETURN (%)+......................    7.98   14.43   17.83   (3.78)  22.97    7.36   13.33   18.80
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in
  millions)............................    $277    $263    $228    $214    $210     $10      $5      $1
Ratio to Average Net Assets: (%)
  Expenses.............................    1.82    1.83    1.83    1.84    1.87    2.52    2.54    2.56(a)
  Net investment income (loss).........     .41     .50     .55     .45     .27    (.29)   (.21)   (.19)(a)
Portfolio Turnover Rate (%)............      70      73      47      56      41      70      73      47
Average Commission Rate
  (per share of security)++............  $.0035  $.0094      --      --      --  $.0035  $.0094      --

* From January 12, 1995 (date Class B shares first offered) to December 31,
  1995.
(a) Annualized
+ Calculated without sales charge.
++ Average commission rate as required by amended disclosure requirements effective in 1996.

                       See notes to financial statements

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of
Directors of First Investors Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of First Investors Global Fund, Inc., as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Global Fund, Inc. at December 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 30, 1998

FIRST INVESTORS GLOBAL FUND, INC.

DIRECTORS
-------------------------------------------

JAMES J. COY (Emeritus)

ROGER L. GRAYSON

GLENN O. HEAD

KATHRYN S. HEAD

REX R. REED

HERBERT RUBINSTEIN

NANCY S. SCHAENEN

JAMES M. SRYGLEY

JOHN T. SULLIVAN

ROBERT F. WENTWORTH

OFFICERS
-------------------------------------------

GLENN O. HEAD
President

CONCETTA DURSO
Vice President and Secretary

JOSEPH I. BENEDEK
Treasurer

CAROL LERNER BROWN
Assistant Secretary

GREGORY R. KINGSTON
Assistant Treasurer

MARK S. SPENCER
Assistant Treasurer

SHAREHOLDER INFORMATION
-------------------------------------------

INVESTMENT ADVISER
FIRST INVESTORS
MANAGEMENT COMPANY, INC.
95 Wall Street
New York, NY 10005

SUBADVISER
WELLINGTON MANAGEMENT COMPANY
75 State Street
Boston, MA 02109

UNDERWRITER
FIRST INVESTORS CORPORATION
95 Wall Street
New York, NY 10005

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

TRANSFER AGENT
ADMINISTRATIVE DATA
MANAGEMENT CORP.
581 Main Street
Woodbridge, NJ 07095-1198

LEGAL COUNSEL
KIRKPATRICK & LOCKHART LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

AUDITORS
TAIT, WELLER & BAKER
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.

FIRST INVESTORS GLOBAL FUND, INC.
95 WALL STREET
NEW YORK, NY 10005


First Investors Logo

Logo is described as follows: The arabic numeral one separated into seven vertical segments followed by the words "First Investors."

A MEMBER OF THE
FIRST INVESTORS FINANCIAL NETWORK
FIIS-077

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" appear in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" which appears to the right of the above language in the printed piece.

Vertically reading from bottom to top in the center of the page the words "FIRST INVESTORS" appear in the printed piece.

FIRST
INVESTORS
GLOBAL
FUND, INC.

ANNUAL
REPORT



DECEMBER 31, 1997